UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: June 17, 2022

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500
State of Hawaii
(State or other jurisdiction of incorporation)
 1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813 - Hawaiian Electric Industries, Inc. (HEI)
1001 Bishop Street, Suite 2500, Honolulu, Hawaii  96813 - Hawaiian Electric Company, Inc. (Hawaiian Electric)
(Address of principal executive offices and zip code)
 Registrant’s telephone number, including area code:
 (808) 543-5662 - HEI
(808) 543-7771 - Hawaiian Electric
  Not applicable
(Former name or former address, if changed since last report.)
  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hawaiian Electric Industries, Inc.	Common Stock, Without Par Value	HE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐

Item 8.01. Other Events.
The following is an update to the disclosure on the “Performance-based regulation proceeding” in Note 3 of the Notes to Condensed Consolidated Financial Statements, which is incorporated herein by reference to page 15 of HEI’s and Hawaiian Electric’s Form 10-Q for the quarterly period ended March 31, 2022.
Performance-based regulation proceeding
On June 17, 2022, the Public Utilities Commission of the State of Hawaii (PUC) issued a decision and order (June 2022 D&O) on the performance-based regulation (PBR) investigation proceeding, establishing additional performance incentive mechanisms under the PBR framework for Hawaiian Electric and its subsidiaries (Utilities). In 2021, the PUC Staff originally proposed consideration of 11 Performance Incentive Mechanisms (PIMs) and other mechanisms to address identified areas of concern. Seven of the staff proposed PIMs were designed as penalty-only. The June 2022 D&O approved two new PIMs and a new shared savings mechanism and extended the timeframe for an existing PIM. Of the new PIMs, only one is penalty-only. Specifically, the PUC approved (1) a new (penalty-only) PIM to incentivize achievement of generation-based reliability targets, with an annual maximum penalty of $1 million, (2) a new (penalty/reward) PIM to incentivize the timely completion of the interconnection requirements study (IRS) process for large-scale renewable energy projects, the penalty/reward will depend on the specifics of the upcoming procurement, (3) a new (reward-only) Collective Shared Savings Mechanism (CSSM) to incentivize cost control over the Utilities’ fuel, purchased power, and Exceptional Project Recovery Mechanisms costs (collectively, non-Annual Revenue Adjustment-related costs), and (4) a modification and extension of the existing interim (reward-only) Grid Services PIM with a maximum reward of $1.5 million through December 31, 2023.
The PUC instructed the Utilities to prepare and submit: a detailed fossil fuel retirement report outlining necessary steps to safely and reliably retire certain existing fossil fuel power plants during the first multi-year rate period; and a functional integration plan for Distributed Energy Resources (DER) to increase transparency into the Utilities’ plans and progress for utilizing cost-effective grid services from DERs and ensure that the necessary functionalities and requisite technologies are in place to do so, which shall be filed in the DER docket.
The PUC also instructed the PBR Working Group to continue its ongoing collaborative efforts to consider other potential new incentive mechanisms and to prioritize (a) identifying and developing metrics to report on service reliability and the resilience of each island system to generation and transmission and distribution outages during major events, (b) considering methodologies to calculate an incentive for the IRS PIM for non-Renewable Dispatchable Generation Power Purchase Agreement projects, (c) evaluating and refining the details of the Utilities’ proposal to allocate a portion of the CSSM Performance Year Savings to a Low-to-Moderate Income Assistance Fund, including the appropriate sharing allocation, for the PUC’s consideration to be submitted by the end of 2022, (d) examining Blue Planet’s proposal to modify the risk-sharing component of the Energy Cost Recovery Clause, and (e) collaborating on developing proposals for a long-term PIM that incentivizes the utilization of grid services from DERs.
The effective date for the changes has not yet been established. The Utilities are required to submit proposed tariffs to implement the aforementioned PIMs within one month of the D&O for the PUC’s review and approval.
The foregoing descriptions of the D&O contained under Item 8.01 of this current report on Form 8-K are limited and qualified in their entirety by reference to the full text of the D&O, which can be found on the PUC website at dms.puc.hawaii.gov/dms (Docket No. 2018-0088 for the Performance-Based Regulation Investigation proceeding).

HEI and Hawaiian Electric intend to continue to use HEI’s website, www.hei.com, as a means of disclosing additional information; such disclosures will be included in the Investor Relations section of the website. Accordingly, investors should routinely monitor the Investor Relations section of HEI’s website, in addition to following HEI’s, Hawaiian Electric’s and American Savings Bank’s (ASB) press releases, HEI’s and Hawaiian Electric’s Securities and Exchange Commission (SEC) filings and HEI’s public conference calls and webcasts. The information on HEI’s website is not incorporated by reference into this document or into HEI’s and Hawaiian Electric’s SEC filings unless, and except to the extent, specifically incorporated by reference. Investors may also wish to refer to the PUC website at dms.puc.hawaii.gov/dms to review documents filed with, and issued by, the PUC. No information on the PUC website is incorporated by reference into this document or into HEI’s and Hawaiian Electric’s other SEC filings.
Forward-looking statements
This report may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions and usually include words such as “will,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates” or similar expressions. In addition, any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI and its subsidiaries (collectively, the Company), the performance of the industries in which they do business and economic, political and market factors, among other things. These forward-looking statements are not guarantees of future performance and actual results and financial condition may differ materially from those indicated in the forward-looking statements.
Forward-looking statements in this report should be read in conjunction with the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” discussions (which are incorporated by reference herein) set forth in HEI’s and Hawaiian Electric’s Annual Report on Form 10-K for the year ended December 31, 2021 and HEI’s and Hawaiian Electric’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 and HEI’s other periodic reports that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements. These forward-looking statements speak only as of the date of the report, presentation or filing in which they are made. Except to the extent required by the federal securities laws, HEI, Hawaiian Electric, ASB and their subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)
/s/ Gregory C. Hazelton	/s/ Tayne S. Y. Sekimura
Gregory C. Hazelton	Tayne S. Y. Sekimura
Executive Vice President and	Senior Vice President,
Chief Financial Officer	Chief Financial Officer and Treasurer

Date: June 24, 2022	Date: June 24, 2022

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